15. FINANCE LEASE OBLIGATIONS	12 Months Ended
Dec. 31, 2018
Finance Lease Obligations
Note 15 - FINANCE LEASE OBLIGATIONS

The Company has entered into mining equipment leases expiring between 2018 and 2021, with interest rates ranging from Nil% to 14.49% per annum. The Company has the option to purchase the mining equipment at the end of the lease term for a nominal amount. The Company’s obligations under finance leases are secured by the lessor’s title to the leased assets. As at December 31, 2018, plant, equipment and mining properties includes a net carrying amount of $3,461 (December 31, 2017 - $3,951, January 1, 2017 - $4,801) for this leased mining equipment.

The contractual maturities and interest charges in respect of the Company’s finance lease obligations are as follows:

	December 31,	December 31,	January 1,
	2018	2017	2017

Not later than one year	$943	$1,204	$1,527
Later than one year and not later than five years	947	1,295	1,482
Less: Future interest charges	(71)	(150)	(197)
Present value of lease payments	1,819	2,349	2,812
Less: current portion	(950)	(1,116)	(1,435)
Non-current portion	$869	$1,233	$1,377

The Company has two master credit facilities with equipment suppliers for a total of $10,375. The facilities are used to acquire equipment necessary for maintaining operations at the San Gonzalo Mine and the Avino Mine, and for continuing exploration activity at the Bralorne Mine. As of December 31, 2018, the Company had $8,224 in available credit remaining under these facilities.